                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 21, 2000
--------------------------------------------------------------------------------


                         CHART HOUSE ENTERPRISES, INC.
--------------------------------------------------------------------------------

            (Exact name of registrant as specified in its charter)



Delaware                               1-9684             33-0147725
--------------------------------------------------------------------------------
(State of other jurisdiction of      (Commission        (I.R.S. Employer
Incorporation or organization)       File Number)       Identification No.)




640 North LaSalle, Suite 295, Chicago, Illinois                  60610
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code            (312) 266-1100
--------------------------------------------------------------------------------



________________________________________________________________________________
        (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS

     On November 21, 2000, Chart House, Inc., a wholly-owned subsidiary of the Registrant ("CHI"), borrowed $2,000,000 pursuant to a Subordinated Promissory Note and Guaranty (the "Note") dated November 21, 2000 in favor of Samstock, L.L.C. (the "Subordinated Lender"). The Subordinated Lender is a holder of the Registrant's common stock and an affiliate of Samuel Zell, the Registrant's Chairman of the Board. Pursuant to the Note, the Registrant has guaranteed the obligations of CHI under the Note. In addition, certain subsidiaries of the Registrant have guaranteed the obligations of CHI under the Note pursuant to a Guaranty dated as of November 21, 2000 made by such subsidiaries in favor of the Subordinated Lender (the "Guaranty"). Obligations owing to the Subordinated Lender under the Note are subordinated to amounts owing under the Registrant's Revolving Credit and Term Loan Agreement pursuant to a Subordination Agreement (the "Subordination Agreement") dated as of November 21, 2000 among Fleet National Bank, as agent for the banks under the Revolving Credit and Term Loan Agreement, the Subordinated Lender, CHI, the Registrant and each of the subsidiaries party to the Guaranty. The Note, Guaranty and Subordination Agreement are attached hereto as Exhibits 10.18, 10.19 and 10.20, respectively.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     10.18 Subordinated Promissory Note and Guaranty dated as of November 21, 2000.

     10.19  Guaranty dated as of November 21, 2000 in favor of Samstock, L.L.C.

     10.20 Subordination Agreement dated as of November 21, 2000 between Fleet National Bank, Samstock, L.L.C., Chart House, Inc., Chart House Enterprises, Inc. and selected subsidiaries.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CHART HOUSE ENTERPRISES, INC. (Registrant)



Date: December 15, 2000                    By:  /s/  Thomas J. Walters
                                               _______________________________

                                           Thomas J. Walters
                                           President and Chief Executive Officer


                                           By:  /s/  William M. Sullivan
                                               _______________________________


                                           William M. Sullivan
                                           Executive Vice President and
                                           Chief Financial Officer